UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21650

ASA Gold and Precious Metals Limited
(Exact name of registrant as specified in charter)

400 S. El Camino Real, Suite 710, San Mateo, CA	94402
(Address of principal executive offices)	(Zip code)

JP Morgan Chase Bank, N.A.
3 MetroTech Center, 6th Floor
Brooklyn, New York 11245
(Name and address of agent for service)

Registrant's telephone number, including area code:	650-376-3135

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2012

Item 1. Report to Stockholders.

Letter to Shareholders

          During the first six months of the 2012 fiscal year, the gold price traded between $1,781 and $1,531 an ounce based on the London P.M. gold price fix and failed to achieve a new high as it has in past periods. The lack of a new stimulus to sustain the upward trajectory of the gold price negatively affected sentiment for the sector during the most recent reporting period. While ASA’s management continues to believe that the financial crisis within the European Monetary Union has the potential to drive the gold price higher, so far the price has failed to respond. Instead, gold investors have focused on the generally improving U.S. economic indicators and the lack of new stimulus spending by the Federal Reserve as reasons to be more cautious regarding the near-term outlook for the gold price.

          For gold mining shares, the deterioration in the valuation multiples which began last year continued to negatively affect share price performance during the last six months. The decline of valuations resulted in ASA experiencing a total return of a negative 27.2% based on its net asset value (NAV), including reinvested dividends, during the six months ended May 31, 2012. During the same period, the return of the FTSE Gold Mines Total Return Index was a negative 28.4%. The NAV of the Company was $32.46 per share at November 30, 2011, versus $23.60 per share at May 31, 2012. The total return to shareholders based on the closing price of the Company’s shares on the New York Stock Exchange (NYSE) was a negative 22.3% during the six months ended May 31, 2012. The closing price of ASA’s shares on the NYSE on May 31, 2012 was $22.40 per share, representing a share price discount to NAV of 5.1%, a substantial improvement from a discount of 11.1% at November 30, 2011. The share price of closed-end funds, like ASA, is determined by trading activity in the open market and consequently may reflect a premium to (higher than) or discount to (lower than) its underlying NAV.

          As noted above, the discount at which ASA’s shares trade in the market narrowed during the six months ended May 31, 2012 and averaged 7.2% during the most recent period versus an average of 8.8% during the 2011 fiscal year. The Board of Directors continues to monitor the discount. During the last few years, the Board has authorized two tender offers and repurchased shares in the open market, retiring more than one third of the Company’s outstanding shares in an effort to narrow the share price discount. As a result of the general improvement in the discount at which ASA’s shares have traded during the fiscal year to date, the Company has not undertaken any additional open-market transactions although this remains a tool available should the discount widen significantly.

          ASA distributed $0.03 per share during the six months ended May 31, 2012 versus $0.02 per share during the same period of 2011. The increase in ASA’s distributions is a reflection of increased revenue earned by the Company during the period as a result of higher dividends received from the portfolio’s investments and continued cost control. While income generated by the portfolio has continued to improve, the potential for realizing capital gains has declined due to the weak performance of the mining shares. In recent years, as much as three-quarter of ASA’s annual distributions have been from realized capital gains, with the remainder from income received via dividends.

The Dollar, the Euro and Bernanke

          The gold price and the performance of the gold mining shares have continued the difficult trend set at the end of last year and have drifted lower despite the chaotic economic conditions in Europe and continued concern among many investors that the U.S. Federal Reserve may be forced to undertake a third round of quantitative easing (QE3) in order to inject additional capital into the U.S. economy. These two issues raise the specter of currency instability and rising inflation, both of which have traditionally driven investors to seek the perceived safety offered by gold.

          During the last six months, much of the day-to-day movement in the gold price has been closely correlated to comments from Federal Reserve Chairman, Dr. Ben Bernanke, regarding U.S. economic trends and public comments by the large number of European politicians seeking to bolster support for the European Union and the euro. The threat of a continued destabilization of the European Monetary Union has driven investors to seek safety in the U.S. dollar where historically they had fled to gold. This has resulted in a strengthening of the U.S. dollar and, alternately, a softening of demand for gold. The deteriorating European economic conditions and market concerns over further stimulus spending in the U.S. have been responsible for the majority of the price action in gold bullion during the last six months and has led to an increase in share price volatility among precious metals companies.

          This does not mean, in our opinion, that gold has lost its luster. Many, if not all, of the overriding investor concerns that have contributed to the performance of gold over the last decade remain present. The European debt crisis, which has artificially strengthened the U.S. dollar, remains an ever present threat that is supportive of a higher gold price in the long term. The U.S. budget deficit, growing debt burden and slowing economic recovery remain problems which have to be addressed in the U.S. Additionally, there continues to be a strong desire for many of the world’s central bankers to diversify their foreign exchange holdings through an increased allocation to gold. These factors combined with the recent decline in the gold price and the difficult financing environment for gold mining companies, are limiting the investment in new gold production, reinforcing the positive long-term supply / demand fundamentals.

Record Gold Prices, Declining Valuations

          Despite record high operating margins being enjoyed by gold mining companies, investors have become disillusioned with the returns from many gold mining projects.

          As mining companies increased production they began to produce from lower ore-grade projects and lowered the cut-off grade of their current mining operations. Meanwhile, capital costs have increased sharply due to the increased demand for materials and labor throughout the mining industry. As a result, the capital efficiency of the industry has deteriorated sharply, lowering financial returns and negatively affecting investor sentiment towards many of the companies in the sector. The trend of decreasing returns and increasing capital costs is a natural consequence of the rising gold price and has been witnessed many times in the past. What is different this time is the decreased risk tolerance of investors and their increased demands for higher returns to financially back new projects. We believe increased shareholder pressure on the mining companies, in

Chart 1: Trailing 1 Year Gold price vs. Gold Mining Shares

Source: Bloomberg data and ASA research

response to these trends, will result in a continued increase in dividend distributions, improved financial controls and increased return requirements for new projects.

          Political risk issues continued to remain a central theme in recent months as a military coup and Tuareg insurgency in Mali, border incursions into Eritrea by Ethiopia and ongoing uncertainty in Egypt, coupled with political sabre rattling for higher mining taxes and royalties throughout the world, have created the impression that doing business in this industry is becoming increasingly risky. ASA attempts to mitigate this risk through a diversified portfolio of investments. Despite this, the value of the Company’s investment in Randgold Resources Ltd. (Randgold) was negatively affected during the last quarter following the political events in Mali even though the company’s assets were not impacted. While we have reduced our investment in Randgold during the last few years, it continues to be one of our top 10 holdings due to the company’s favorable growth profile.

          In South Africa, there is a significant change taking place in the labor markets which holds the potential to create headline events during the coming year. Labor dynamics are changing with the emergence of the Association of Mineworkers and Construction Union (AMCU) to rival the dominance of the National Union of Mineworkers (NUM). The emergence of this new union in the mining camps has brought with it violence and intimidation as the new union seeks to expand its ranks from the membership of the NUM. For the mining industry, the emergence of a second labor union also brings new uncertainty during labor negotiations and increased risk that a labor event could result in longer work stoppages than is usual. ASA has significantly reduced its exposure to South African mining companies during the last five years. At May 31, 2012, approximately 11.9% of the portfolio was invested in South African gold mining companies with another 8.8% invested in the platinum mining companies. South African gold mining companies themselves have further reduced their weighting to the South African industry as they have diversified internationally. For example, Gold Fields Limited, one of ASA’s larger South African investments, generates approximately half of its annual gold production from its growing international portfolio of operations.

Chart 2: Asset Allocation – May 31, 2012

Source: ASA Gold and Precious Metals Limited. Totals may not equal 100% due to independent rounding.

          The platinum mining companies have struggled as weak metals prices are making many operations uneconomic. It is estimated that over 70% of the current platinum mining industry is cash flow negative after capital spending. Platinum group metals (PGM) prices are now below the level necessary to sustain current production levels and the industry has begun to cancel new projects and close unprofitable mines. In this environment, the producers with the lowest costs, strongest balance sheets and most flexible production profile are the best positioned. While the outlook for 2012 is difficult, the long-term expectations for PGM’s remain positive with demand anticipated to return to steady growth, pushing up PGM prices. The low-cost producers are the best positioned to survive the current weakness and will benefit from the anticipated rebound in prices. ASA remains focused on this long-term scenario through investments in PGM mining companies with lower operating costs and capital spending requirements. During the last six months, ASA sold its investment in Lonmin, PLC, a South African PGM mining company with a high cost structure that we believe will face difficulty in this environment. The Company continues to maintain investments in Anglo American Platinum Limited and Impala Platinum Holdings Limited, the industry leaders, as we believe they are the best positioned to survive the weak pricing environment and benefit from an eventual pick-up in demand.

          Overall, the market for gold and gold mining shares remains highly volatile and subject to headline news and perceptions over the direction of the U.S. economy and the on-going search for a resolution to the European debt crisis. In this environment, volatility has remained the central theme of the mining sector and we expect this to continue during the coming months. ASA’s management believes that a precious metals portfolio consisting of high-quality, long-lived, low-cost gold producers offers the best means to limit the volatility in this environment and it is these investments which are the majority of ASA’s investment portfolio.

          Copies of financial reports of the Company, as well as its latest NAV, may be requested from ASA Gold and Precious Metals Limited, 400 S. El Camino Real, Suite 710, San Mateo, CA 94402, (650) 376-3135 or (800) 432-3378, or may be found on ASA’s website (www.asaltd.com). Shareholders are encouraged to visit the website for other important information about ASA, including press releases, historical NAV, share price and tax related information. Please direct your attention to the availability of the Dividend Reinvestment and Stock Purchase Plan and see page 19 of this report for further information.

David Christensen
President, Chief Executive Officer and Chief Investment Officer
July 19, 2012

Forward-Looking Statements

          This shareholder letter includes forward-looking statements within the meaning of U.S. federal securities laws that are intended to be covered by the safe harbors created thereby. The Company’s actual performance or results may differ from its beliefs, expectations, estimates, goals and projections, and, consequently, investors should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and generally can be identified by words such as “believe,” “anticipate,” “estimate,” “expect,” “intend,” “should,” “may,” “will,” “seek,” or similar expressions or their negative forms, or by references to strategy, plans, goals or intentions. The absence of these words or references does not mean that the statements are not forward-looking. The Company’s performance or results can fluctuate from month to month depending on a variety of factors, a number of which are beyond the Company’s control and/or are difficult to predict, including without limitation, the Company’s investment decisions; the performance of the securities in its investment portfolio; economic, political, market and financial factors; and the prices of gold, platinum and other precious minerals which may fluctuate substantially over short periods of time. The Company assumes no obligation to revise, correct or update the forward-looking statements, whether as a result of new information, future events or otherwise.

Consolidated schedule of investments
(Unaudited)

May 31, 2012 and May 31, 2011	2012			2011

Name of Company	Shares/ Principal Amount	Fair Value	Percent of Net Assets	Shares/ Principal Amount	Fair Value	Percent of Net Assets

Common Shares

Gold and Silver investments Gold mining, exploration, development and royalty companies
Australia
CGA Mining Limited, (1)	1,343,700	$2,120,673	0.5%	—	—	—
Newcrest Mining Limited – ADRs	1,315,000	31,546,850	6.9	1,665,000	$70,542,454	10.8%
Silver Lake Resources Limited, (1)	1,550,000	4,194,381	0.9	—	—	—

		37,861,904	8.3		70,542,454	10.8

Canada
Agnico-Eagle Mines Limited	329,300	12,296,062	2.7	525,000	33,967,500	5.2
Alacer Gold Corporation, (1)	1,343,400	7,479,231	1.6	1,343,400	12,941,582	2.0
Barrick Gold Corporation	1,250,000	48,825,000	10.7	1,250,000	59,700,000	9.1
Centerra Gold Inc.	625,000	6,529,580	1.4	175,000	3,216,314	0.5
Detour Gold Corporation, (1)	250,000	5,129,260	1.1	250,000	7,991,740	1.2
Eldorado Gold Corporation	650,000	7,169,500	1.6	650,000	10,328,500	1.6
Franco-Nevada Corporation	125,000	5,256,342	1.2	—	—	—
Goldcorp Inc.	1,182,400	42,838,352	9.4	1,082,400	54,195,768	8.3
IAMGOLD Corporation	600,000	6,402,000	1.4	600,000	12,630,000	1.9
Kinross Gold Corporation	1,325,000	10,560,250	2.3	1,125,000	17,685,000	2.7
Lake Shore Gold Corp., (1)	—	—	—	1,500,000	5,622,094	0.9
NovaGold Resources Inc., (1)	1,235,168	6,991,051	1.5	2,307,691	26,446,139	4.0
Osisko Mining Corporation, (1)	442,400	3,302,579	0.7	250,000	3,683,531	0.6
West Kirkland Gold Mining Inc., (1)	909,091	312,478	0.1	—	—	—
West Kirkland Gold Mining Inc., C$1.50 Warrants, 11/22/2012, (1)	454,545	—	—	—	—	—

		163,091,685	35.8		248,408,168	37.9

Channel Islands
Centamin plc, (1)	—	—	—	3,250,000	6,879,195	1.0
Randgold Resources Limited – ADRs	494,700	39,254,445	8.6	594,700	48,741,612	7.4

		39,254,445	8.6		55,620,807	8.5

Latin America
Compañia de Minas Buenaventura S.A.A. – ADRs	909,000	35,578,260	7.8	909,000	40,105,080	6.1

South Africa
AngloGold Ashanti Limited	793,194	28,602,576	6.3	793,194	36,455,196	5.6
Gold Fields Limited	1,629,577	21,591,895	4.7	1,629,577	26,790,246	4.1
Harmony Gold Mining Company Limited	400,000	3,944,000	0.9

		54,138,471	11.9		63,245,442	9.6

United States
Newmont Mining Corporation	520,368	24,540,555	5.4	520,368	29,437,218	4.5
Royal Gold Inc.	210,000	14,204,400	3.1	210,000	13,024,200	2.0

		38,744,955	8.5		42,461,418	6.5

Total gold mining, exploration, development and royalty companies (Cost $209,525,765 – 2012, $199,035,204 – 2011)		368,669,720	81.0		520,383,369	79.3

Silver mining, exploration and development companies
Canada
Tahoe Resources Inc., (1)	923,200	14,999,318	3.3	923,200	18,187,564	2.8

Total silver mining, exploration and development companies (Cost $6,709,422 – 2012 and 2011)		14,999,318	3.3		18,187,564	2.8

Total gold and silver investments (Cost $216,235,187 – 2012, $205,744,626 – 2011)		383,669,038	84.3		538,570,933	82.1

Consolidated schedule of investments
(Unaudited) (continued)

May 31, 2012 and May 31, 2011	2012			2011

Name of Company	Shares/ Principal Amount	Fair Value	Percent of Net Assets	Shares/ Principal Amount	Fair Value	Percent of Net Assets

Platinum and Palladium investments Platinum and Palladium mining companies
South Africa
Anglo American Platinum Limited	345,100	19,278,986	4.2	345,100	33,025,623	5.0
Impala Platinum Holdings Limited	1,322,400	20,791,721	4.6	1,322,400	36,740,893	5.6

		40,070,707	8.8		69,766,516	10.6

United Kingdom
Lonmin PLC – ADRs	—	—	—	189,700	4,992,297	0.8

		40,070,707	8.8		74,758,813	11.4

Exchange traded funds
ETFS Palladium Trust, (1)	40,000	2,412,400	0.5	40,000	3,078,400	0.5
ETFS Platinum Trust, (1)	10,000	1,395,400	0.3	10,000	1,816,600	0.3

Total platinum and palladium investments (Cost $5,801,107 – 2012, $10,105,591 in 2011)		43,878,507	9.6		79,653,813	12.1

Diamond mining, exploration and development companies
Canada
Stornoway Diamond Corporation, (1)	1,639,500	1,317,569	0.3	1,639,500	3,859,639	0.6

Total diamond mining, exploration and development companies (Cost $3,928,898 – 2012 and 2011)		1,317,569	0.3		3,859,639	0.6

Diversified mineral resources companies
Canada
NovaCopper Inc., (1)	205,861	504,359	0.1	—	—	—

United Kingdom
Anglo American plc	414,800	12,593,861	2.8	414,800	20,672,570	3.2

United States
Freeport-McMoRan Copper & Gold Inc.	300,000	9,612,000	2.1	—	—	—

Total diversified mineral resources companies (Cost $12,356,213 – 2012, $1,762,502 – 2011)		22,710,220	5.0		20,672,570	3.2

Total common shares & warrants (Cost $238,321,405 – 2012, $221,541,617 – 2011)		451,575,334	99.2		642,756,955	98.0

Convertible Securities Gold mining companies
Canada
NovaGold Resources Inc. 5.50% Senior Convertible Notes, due 5/01/2015 (Cost $5,000,000 – 2011)	—	—	—	5,000,000	6,865,500	1.0

Total investments (Cost $238,321,405 – 2012, $226,541,617 – 2011), (2)		451,575,334	99.2		649,622,455	99.0
Cash, receivables, and other assets less liabilities		3,664,210	0.8		6,482,045	1.0

Net assets		$455,239,544	100%		$656,104,500	100%

(1)	Non-income producing security.

(2)

Cost of investments shown approximates cost for U.S. federal income tax purposes, determined in accordance with U.S. federal income tax principles. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at May 31, 2012 were $249,816,863 and $36,562,934, respectively, resulting in net unrealized appreciation on investments of $213,253,929. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at May 31, 2011 were $432,192,812 and $9,111,974, respectively, resulting in net unrealized appreciation on investments of $423,080,838.

ADR – American Depository Receipt

Percentages may not total 100% due to independent rounding.

The notes to consolidated financial statements form an integral part of these statements.

Portfolio statistics (Unaudited)
May 31, 2012 and May 31, 2011

	2012	2011 **

Geographic breakdown*
Canada	39.5%	42.3%
South Africa	20.7%	20.3%
Channel Islands	8.6%	8.5%
Australia	8.3%	10.8%
United States	11.5%	7.2%
Latin America	7.8%	6.1%
United Kingdom	2.8%	3.9%
Cash	0.8%	1.0%

	100.0%	100.0%

* Geographic breakdowns, which are based on company domiciles, are expressed as a percentage of total net assets including cash.

** 2011 weightings have been restated to reflect a change in domicile of Centamin plc.

Percentages may not total 100% due to independent ranking.

Principal portfolio changes during the six months ended May 31, 2012		Shares

Sales:
Agnico-Eagle Mines Limited		145,700
Centamin plc		3,250,000
Lake Shore Gold Corp.		1,500,000
Lonmin PLC–ADRs		189,700
Newcrest Mining Limited–ADRs		250,000
NovaGold Resources Inc.		500,000

Purchases:
Centerra Gold Inc.		300,000
CGA Mining Limited		1,343,700
Freeport-McMoRan Copper & Gold Inc.		200,000
Goldcorp Inc.		100,000
Harmony Gold Mining Company Limited		150,000
NovaCopper Inc.*		205,861
Osisko Mining Corporation.		192,400
Silver Lake Resources Limited		450,000

* received as a result of a reorganization of NovaGold Resources, Inc.

Top 5 Portfolio Holdings as of May 31, 2012	Value	Percent

Barrick Gold Corporation	$48,825,000	10.7%
Goldcorp Inc.	$42,838,352	9.4%
Randgold Resources Limited–ADRs	$39,254,445	8.6%
Compañia de Minas Buenaventura S.A.A.–ADRs	$35,578,260	7.8%
Newcrest Mining Limited–ADRs	$31,546,850	6.9%

Consolidated statements of assets and liabilities
(Unaudited)

May 31, 2012 and May 31, 2011

Assets	2012	2011

Investments, at fair value Cost $238,321,405 in 2012
$226,541,617 in 2011	$451,575,334	$649,622,455

Cash equivalents	4,494,110	5,651,146

Interest receivable	—	22,917

Dividends receivable	348,055	294,440

Due from broker	—	1,685,852

Other assets	64,924	57,821

Total assets	$456,482,423	$657,334,631

Liabilities

Accounts payable and accrued liabilities	$580,694	$506,476
Liability for retirement benefits due to current and future retired directors	662,185	723,655

Total liabilities	$1,242,879	$1,230,131

Net assets	$455,239,544	$656,104,500

Common shares $1 par value Authorized: 40,000,000 shares in 2012 and 30,000,000 shares in 2011 Issued and Outstanding: 19,289,905 shares in 2012 and 19,440,000 in 2011	$19,289,905	$19,440,000
Share premium (capital surplus)	1,372,500	1,383,180
Undistributed net investment income	20,950,182	22,205,469
Undistributed net realized gain from investments	308,740,197	298,382,300
Undistributed net realized (loss) from foreign currency transactions	(108,364,918)	(108,387,287)
Net unrealized appreciation on investments	213,253,929	423,080,838
Net unrealized (loss) on translation of assets and liabilities in foreign currency	(2,251)	—

Net assets	$455,239,544	$656,104,500

Net asset value per share (Based on outstanding shares of 19,289,905 in 2012 and 19,440,000 in 2011)	$23.60	$33.75

The closing price of the Company’s shares on the New York Stock Exchange was $22.40 and $30.34 on May 31, 2012 and May 31, 2011, respectively.

The notes to consolidated financial statements form an integral part of these statements.

Consolidated statements of operations
(Unaudited)

Six months ended May 31, 2012 and May 31, 2011

	2012	2011

Investment income
Dividend income (net of foreign withholding taxes of $479,501 and $300,652, respectively and ADR fees of $36,784 and $21,686, respectively)	$3,240,352	$2,489,475
Interest income	4,204	142,590

Total investment income	3,244,556	2,632,065

Expenses
Shareholder reports and proxy expenses	88,070	97,946
Directors’ fees and expenses	134,726	131,508
Retired directors’ fees	45,000	52,500
Investment research	375,632	474,383
Administration and operations	697,874	686,721
Fund accounting	89,888	86,788
Transfer agent, registrar and custodian	78,334	90,144
Legal fees	278,747	368,866
Audit fees	28,050	46,501
Professional fees – other	300	3,926
Insurance	78,510	67,329
Dues and listing fees	25,000	38,473
Adviser operating expenses	176,636	20,519
Other	1,735	38,524

Total expenses	2,098,502	2,204,128
Less – reduction in retirement benefits due to directors	—	(34,818)

Net expenses	2,098,502	2,169,310

Net investment income (loss)	1,146,054	462,755

Net realized and unrealized gain (loss) from investments and foreign currency transactions
Net realized gain from investments
Proceeds from sales	23,777,243	13,594,710
Cost of securities sold	24,167,531	9,183,700

Net realized gain (loss) from investments	(390,288)	4,411,010

Net realized income (loss) from foreign currency transactions
Investments	15,750	—
Foreign currency	(9,848)	5,372

Net realized gain (loss) from foreign currency transactions	5,902	5,372

Net increase (decrease) in unrealized appreciation on investments
Balance, beginning of period	384,272,197	441,099,552
Balance, end of period	213,253,929	423,080,838

Net increase (decrease) in unrealized appreciation on investments	(171,018,268)	(18,018,714)

Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	(5,184)	14

Net realized and unrealized gain (loss) from investments and foreign currency transactions	(171,407,838)	(13,602,318)

Net increase (decrease) in net assets resulting from operations	$(170,261,784)	$(13,139,563)

The notes to consolidated financial statements form an integral part of these statements.

Consolidated statements of changes in net assets

	Six months ended May 31, 2012 (Unaudited)	Year ended November 30, 2011

Net investment income (loss)	$1,146,054	$2,038,636
Net realized gain (loss) from investments	(390,288)	22,782,459
Net realized gain (loss) from foreign currency transactions	5,902	21,839
Net increase (decrease) in unrealized appreciation on investments	(171,018,268)	(56,827,355)

Net increase in unrealized gain (loss) on translation of assets and liabilities in foreign currency	(5,184)	2,947

Net increase (decrease) in net assets resulting from operations	(170,261,784)	(31,981,474)
Dividends paid/payable
From net investment income	(578,697)	(3,475,185)
From net realized gain from investments	—	(3,472,183)

Adjustment – stock buy-back Cost of common shares purchased	—	(4,623,996)

Net increase (decrease) in net assets	(170,840,481)	(43,552,838)
Net assets, beginning of period	626,080,025	669,632,863

Net assets, end of period	$455,239,544	$626,080,025

Undistributed net investment income	$20,950,182	$20,382,825

The notes to consolidated financial statements form an integral part of these statements.

Notes to consolidated financial statements (Unaudited)

Six months ended May 31, 2012 and 2011

1. Organization These consolidated financial statements include ASA Gold and Precious Metals Limited (the “Company”), and its wholly owned subsidiary, ASA Gold and Precious Metals Advisers, LLC. The Company is a closed-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and was organized as an exempted limited liability company under the laws of Bermuda. ASA Gold and Precious Metals Advisers, LLC is registered as an investment adviser with the state of California and is organized under the laws of Delaware.

2. Summary of significant accounting policies

The following is a summary of the significant accounting policies:

A. Security valuation

The net asset value of the Company generally is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) or the Toronto Stock Exchange (the “TSX”), whichever is later, on the date for which the valuation is being made (the “Valuation Time”). Portfolio securities listed on U.S. and foreign stock exchanges generally are valued at the last reported sale price as of the Valuation Time on the exchange on which the securities are primarily traded, or the last reported bid price if a sale price is not available. Securities traded over the counter are valued at the last reported sale price or the last reported bid price if a sale price is not available. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets.

Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures approved by, the Company’s Board of Directors. If a security is valued at a “fair value”, that value may be different from the last quoted price for the security. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the nature of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion rights on the security; and changes in overall market conditions.

Where the Company holds securities listed on foreign stock exchanges and American Depository Receipts (“ADRs”) representing these securities are actively traded on the NYSE, the securities normally are fair valued based on the last reported sales price of the ADRs.

The difference between cost and fair value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the identified cost basis.

B. Restricted securities

At May 31, 2012 and May 31, 2011, the Company held no investments in restricted securities.

C. Fair value measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Company would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Company’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 —	unadjusted quoted prices in active markets for identical investments
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2012 and May 31, 2011 in valuing the Company’s investments at fair value:

Investments in Securities
Measurements at May 31, 2012

Description (1)	Level 1	Level 2	Level 3	Total

Common Shares and Warrants
Gold and silver investments	$330,034,927	$54,138,470	$—	$384,173,397
Platinum and palladium investments	43,878,507	—	—	43,878,507
Diamond mining, exploration and development companies	1,317,569	—	—	1,317,569
Diversified mineral resources companies	9,612,000	12,593,861	—	22,205,861

Total	$384,843,003	$66,732,331	$—	$451,575,334

Transfers in and out of levels are recognized at the end of the period. There were no transfers in and out of Levels 1, 2, & 3 at the end of the period.

(1) See consolidated schedules of investments for country classifications.

Investments in Securities
Measurements at May 31, 2011

Description (1)	Level 1	Level 2	Level 3	Total

Common Shares and Warrants
Gold and silver investments	$397,903,843	$140,667,090	$—	$538,570,933
Platinum and palladium investments	74,661,516	4,992,297	—	79,653,813
Diamond mining, exploration and development companies	3,859,639	—	—	3,859,639
Diversified mineral resources companies	—	20,672,570	—	20,672,570
Convertible Securities
Gold mining companies	—	6,865,500	—	6,865,500

Total	$476,424,998	$173,197,457	$—	$649,622,455

(1) See consolidated schedules of investments for country classifications.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy; quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of

Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is evaluating the implications of ASU 2011-04, and its impact on future financial statements.

D. Cash and Cash Equivalents

The Company considers all money market and all highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. The majority of the Company’s cash and cash equivalents at May 31, 2012 and May 31, 2011 consisted of overnight deposit of excess funds in commercial paper issued by JPMorgan Chase and Co.

E. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange reported one hour after the Valuation Time. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the consolidated statements of operations.

F. Securities Transactions and Investment Income

During the six months ended May 31, 2012, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $23,777,243 and $24,135,953, respectively. During the six months ended May 31, 2011, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $13,594,710 and $13,464,958, respectively.

Dividend income is recorded on the ex-dividend date, net of withholding taxes and ADR fees, if any. Interest income is recognized on the accrual basis.

G. Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The reporting for financial statement purposes of dividends paid from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. The differences are caused primarily by the separate line item reporting for financial statement purposes of foreign exchange gains or losses.

H. Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

I. Basis of Presentation

The consolidated financial statements are presented in U.S. dollars.

J. Income Taxes

In accordance with U.S. GAAP requirements regarding accounting for uncertainties on income taxes, management has analyzed the Company’s tax positions taken on federal and state income tax returns, as applicable, for all open tax years. As of May 31, 2012 and May 31, 2011, the Company has not recorded any unrecognized tax benefits. The Company’s policy, if it had unrecognized benefits, is to recognize accrued interest and penalties in operating expenses.

3. Tax status of the Company The Company is not subject to Bermuda tax as an exempted limited liability company organized under the laws of Bermuda. Nor is the Company generally subject to U.S. federal income tax, since it is a non-U.S. corporation whose only business activities in the United States is trading in stocks or securities for its own account; and under the U.S. federal tax law that activity does not constitute a trade or business within the United States, even if its principal office is located therein. As a result, its gross income is not subject to U.S. federal income tax, though certain types of income it earns from U.S. sources (such as dividends of U.S. payors) are subject to withholding tax.

4. Exemptive order The Company is a closed-end investment company and operates pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”) pursuant to Section 7(d) of the 1940 Act (the “Order”). The Order is conditioned upon the Company, among other things, complying with certain requirements relating to the custody of and settlement of transactions in securities outside of the United States in addition to those required of other registered investment companies. These conditions have made it more difficult for the Company to implement a flexible investment strategy and to fully achieve its desired portfolio diversification. As a result, the Company’s investment performance at times may be impacted. The Company has an exemptive application pending with the SEC since March 9, 2011 to modify these conditions. No assurance can be provided however that the SEC will issue an order in connection with such application.

5. Retirement plans The Company has recorded a liability for retirement benefits due to retired directors and one current director upon retirement. The liability for these benefits at May 31, 2012 and May 31, 2011 was $662,185 and $723,655, respectively. A director whose first election to the Board of Directors was prior to January 1, 2008 qualifies to receive retirement benefits if he has served the Company (and any of its predecessors) for at least twelve years prior to retirement. Directors first elected on or after January 1, 2008 are not eligible to participate in the plan.

6. Concentration risk The Company invests at least 80% of its total assets in securities of companies engaged, directly or indirectly, in the exploration, mining or processing of gold or other precious minerals. The Company also invests a substantial portion of its assets in companies that are domiciled and/or have operations outside of the United States, including emerging market countries, such as South Africa. The Company is, therefore, subject to gold and precious metals related risk as well as risk related to investing in foreign securities, including political, economic, regulatory, liquidity, currency fluctuation, and foreign exchange risks. Because the Company’s investments are concentrated in a limited number of securities of companies involved in the holding or mining of gold and other precious minerals and related activities, the net asset value of the Company may be subject to greater volatility than that of a more broadly diversified investment company.

7. Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

8. Investment adviser subsidiary On July 23, 2010, the SEC granted the Company no-action relief to organize a wholly owned investment adviser subsidiary. In reliance on such relief, the Company established ASA Gold and Precious Metals Advisers, LLC (the “Adviser”) as a Delaware limited liability company on December 8, 2010.

The Company incurred allocated expenses of $176,636 and $20,519, respectively, for the administration and operations of the Adviser during the six month period ended May 31, 2012 and May 31, 2011, which are reflected in “Adviser operating expenses” on the consolidated statement of operations. On December 22, 2011, the Company segregated $12,000 in cash for the benefit of the Adviser to satisfy California Minimum Financial Requirements that apply to investment advisers registered in California.

9. Compensation matters For the six months ended May 31, 2012 and May 31, 2011, the aggregate remuneration paid to the Company’s officers was $917,211 and $735,000, respectively. The aggregate remuneration paid to the Company’s directors was $107,000 and $112,250, respectively. In addition, $369,338 and $335,032, respectively was accrued for current and deferred bonuses payable to the Company’s officers and employees.

10. Operating lease commitment In December 2009, the Company entered into a three-year operating lease agreement in San Mateo, CA for approximately 2,500 square feet to be used as office space for its employees. The lease provides for future minimum rental payments in the aggregate amount of $62,714 as of May 31, 2012. The lease contains escalation clauses relating to the tenant’s share of insurance, operating expenses and tax expenses of the lessor.

Future minimum rental commitments under the lease are as follows:

6/1/12-2/28/13	$62,714

Total	$62,714

11. Share repurchase In June 2011, the Company’s Board of Directors approved the reauthorization of the Share Repurchase Plan. The Company may from time to time purchase its common shares at a discount to NAV on the open market in such amounts and at such prices as the Company may deem advisable.

During the fiscal year ended November 30, 2011, the Company repurchased and subsequently cancelled 150,095 common shares at a cost of approximately $4.6 million. The Company had 19,289,905 shares outstanding as of May 31, 2012. There were no repurchases during the six months ended May 31, 2012.

12. Change in auditors On January 4, 2012, the Company notified Ernst & Young LLP (“E&Y”) of its intention to propose that shareholders ratify and approve the appointment of Tait, Weller & Baker LLP (“TWB”) as the Company’s independent auditors for the fiscal year ending November 30, 2012. At the Company’s request, E&Y consented to continue as the Company’s auditors until the Annual Shareholder’s meeting. The appointment of TWB was ratified and approved by shareholders at the March 15, 2012 Meeting. The engagement of E&Y was terminated as of March 15, 2012 and TWB was engaged as the Company’s independent auditors as of the same date.

E&Y’s reports on the Company’s financial statements as of and for each of the two fiscal years ended November 30, 2011 and November 30, 2010 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. For the two most recent fiscal years and through the date of the completion of E&Y’s audit of the Company’s accounts for the 2011 fiscal year: (i) there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such years; and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

13. Subsequent events In accordance with U.S. GAAP provisions, management has evaluated the possibility of subsequent events existing in the Company’s consolidated financial statements through the date the consolidated financial statements were issued. Management has determined that there are no material events that would require disclosure.

Financial highlights

	(Unaudited) Six months ended May 31				Year ended November 30

	2012		2011		2011	2010	2009 (4)	2008 (4)	2007 (4)

Per share operating performance (8)

Net asset value, beginning of year	$32.46		$34.45		$34.45	$29.85	$15.79	$28.26	$24.73

Net investment income (loss)	.06		.02		0.11	(0.01)	(0.01)	0.21	0.37
Net realized gain (loss) from investments	(.02)		.23		1.17	2.17	3.33	6.00	3.63
Net realized gain (loss) from foreign currency transactions	—		—		—	(0.04)	(0.26)	(0.37)	(0.62)
Net increase (decrease) in unrealized appreciation on investments	(8.87)		(.93)		(2.93)	2.82	11.21	(15.89)	0.92
Net unrealized income (loss) on translation of assets and liabilities in foreign currency	—		—		—	—	—	—	—

Net increase (decrease) in net assets resulting from operations	(8.83)		(.68)		(1.65)	4.94	14.27	(10.05)	4.30
Dividends
From net investment income	(.03)		(.02)		(0.18)	(0.02)	(0.03)	(0.21)	(0.37)
From net realized gain on investments	—		—		(0.18)	(0.32)	(0.43)	(0.46)	(0.40)
Capital share transactions:
Effect of tender offer / share repurchase	—		—		0.02	—	0.25	(1.75)	—

Net asset value, end of year	$23.60		$33.75		$32.46	$34.45	$29.85	$15.79	$28.26

Market value per share, end of year	$22.40		$30.34		$28.85	$33.87	$26.52	$14.08	$24.42

Total investment return
Based on market price per share (1)	(22.25	%)(6)	(10.36	%)(6)	(13.73%)	29.09%	101.15%	(42.12%)	19.02%
Based on net asset value per share (2)	(27.19	%)(6)	(1.96	%)(6)	(4.57%)	16.61%	101.97%	(43.91%)	19.19%

Ratio of average net assets
Expenses (3)(5)	0.76	% (7)	0.65	% (7)	0.60%	0.89%	0.81%	0.86%	0.53%
Net investment income (loss)	0.42	% (7)	0.14	% (7)	0.31%	(0.03%)	(0.06%)	0.80%	1.44%

Supplemental data
Net assets, end of year (000 omitted)	$455,240		$656,105		$626,080	$669,633	$580,355	$341,095	$813,790
Portfolio turnover rate	4.36	% (6)	2.03	% (6)	5.56%	10.46%	7.93%	21.33%	12.07%
Shares outstanding (000 omitted)	19,290		19,440		19,290	19,440	21,240	26,400	28,800

(1)

Total investment return is calculated assuming a purchase of common shares at the current market price at close the day before and a sale at the current market price at close on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(2)

Total investment return is calculated assuming a purchase of common shares at the current net asset value at close the day before and a sale at the current net asset value on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(3)	The reduction in retirement benefits due to directors reduced the ratio of expenses to average net assets in 2009 from .87% to .81%.

(4)	Per share amounts and shares outstanding or weighted average shares have been restated to reflect 3-for-1 stock split that occurred in May 2010.

(5)	The “Adviser operating expenses” impacted the expense ratio by 0.03% and 0.02% during the six months ended May 31, 2012 and the fiscal year ended November 30, 2011, respectively.

(6)	Not annualized

(7)	Annualized

(8)	Per share amounts have been calculated using the average shares outstanding method.

The notes to consolidated financial statements form an integral part of these statements.

Report of independent registered public accounting firm

To the Shareholders and the Board of Directors of
ASA Gold and Precious Metals Limited:

          We have reviewed the accompanying consolidated statement of assets and liabilities of ASA Gold and Precious Metals Limited (the “Company”), including the consolidated schedule of investments, as of May 31, 2012, and the related consolidated statement of operations, the consolidated statement of changes in net assets and the financial highlights for the six-month period ended May 31, 2012. The consolidated statement of assets and liabilities including the consolidated schedule of investments as of May 31, 2011 and the consolidated statement of operations and financial highlights for the six months ended May 31, 2011 have been reviewed by other auditors. These financial statements and financial highlights are the responsibility of the Company’s management.

          We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

          Based on our review, we are not aware of any material modifications that should be made to the interim financial statements referred to above for them to be in conformity within U.S. generally accepted accounting principles.

          Other auditors have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the consolidated statement of changes in net assets for the year ended November 30, 2011 and the financial highlights for each of the five years in the period ended November 30, 2011 and in their report, dated January 24, 2012, they expressed an unqualified opinion on those financial statements and financial highlights.

Tait, Weller & Baker LLP
Philadelphia, Pennsylvania
July 19, 2012

Certain tax information for
U.S. shareholders (1)

          The following is of a general nature only and is not, and should not be interpreted as, legal or tax advice to any particular U.S. shareholder of the Company. Due to the complexity and potentially adverse effect of the applicable tax rules summarized below, U.S. shareholders are strongly urged to consult their own tax advisors concerning the impact of these rules on their investment in the Company and on their individual situations.

          Under rules enacted by the Tax Reform Act of 1986, the Company became a “passive foreign investment company” (a “PFIC”) on December 1, 1987. The manner in which these rules apply depends on whether a U.S. shareholder (1) elects to treat the Company as a qualified electing fund (“QEF”) with respect to his Company shares, (2) elects to “mark-to-market” his Company shares as of the close of each taxable year, or (3) makes neither election.

          In general, if a U.S. shareholder of the Company does not make either such election, any gain realized on the disposition of his Company shares will be treated as ordinary income. In addition, such a shareholder will be subject to an “interest charge” on part of his tax liability with respect to such gain as well as with respect to an “excess distribution” made by the Company (as explained in the following paragraph). Furthermore, shares held by such a shareholder may be denied the benefit of any otherwise applicable increase in tax basis at death. Under proposed regulations, a “disposition” would include a U.S. taxpayer’s becoming a nonresident alien.

          As noted, the general tax consequences described in the preceding paragraph apply to an “excess distribution” on Company shares, which means the total distributions by the Company a shareholder receives during a taxable year that are more than 125% of the average amount it distributed for the

(1)	Excluding qualified retirement plans, individual retirement accounts and other tax-exempt U.S. shareholders.

three preceding taxable years.* If the Company makes an excess distribution in a year, a U.S. shareholder who has not made a QEF or mark-to-market election would be required to allocate the excess amount ratably over the entire holding period for his shares. That allocation would result in tax being payable at the highest applicable rate in the prior taxable years to which the distribution is allocated and interest charges being imposed on the resulting “underpayment” of taxes made in those years. In contrast, a distribution that is not an excess distribution would be taxable to a U.S. shareholder as a normal dividend,** with no interest charge.

          If a U.S. shareholder elects to treat the Company as a QEF with respect to his Company shares for the first year he holds those shares, the rules described in the preceding paragraphs generally would not apply. Those rules also would not apply to a U.S. shareholder who makes the QEF election after such first year and also elects to treat his shares generally as if they were sold for their fair market value on the first day of the first taxable year of the Company for which the QEF election is effective, in which event the gain from such “deemed sale” would be treated as an excess distribution (and taxed as described above). Instead, the electing U.S. shareholder would include annually in his gross income his pro rata share of the Company’s ordinary earnings and net capital gain (his “QEF inclusion”), regardless of whether such income or gain was actually distributed. A U.S. shareholder who makes a valid QEF election will recognize capital gain on any profit from the actual sale of his shares if those shares were held as capital assets.

          Alternatively, if a U.S. shareholder makes a mark-to-market election with respect to Company shares, such shareholder would be required annually to report any unrealized gain with respect to his shares as ordinary income, and any unrealized loss would be permitted as an ordinary loss, but only to the extent of previous inclusions of ordinary income. Any gain subsequently realized by an electing U.S. shareholder on a sale or other disposition of his Company shares also would be treated as ordinary income, but such shareholder would not be subject to an interest charge on his resulting tax liability. Special rules apply to a U.S. shareholder who held his PFIC stock prior to his first taxable year for which the mark-to-market election was effective.

          A U.S. shareholder with a valid QEF election in effect would not be taxed on any distributions paid by the Company to him to the extent of any QEF inclusions, but any distributions out of accumulated earnings and profits in excess thereof would be treated as taxable dividends. Such a shareholder would increase the tax basis in his Company shares by the amount of any QEF inclusions and reduce such tax basis by any distributions to him that are not taxable as described in the preceding sentence. Special rules apply to U.S. shareholders who make the QEF election and wish to defer the payment of tax on their annual QEF inclusions.

          Each shareholder who desires QEF treatment must individually elect such treatment. The QEF election must be made for the taxable year of the shareholder in which or with which the Company’s taxable year ends. A QEF election is effective for the shareholder’s taxable year and may not be revoked without the consent of the Internal Revenue Service (“IRS”). A shareholder of the Company who first held his Company shares after November 30, 2011, and who files his tax return on the basis of a calendar year may make a QEF election on his 2012 federal income tax return. A shareholder of the Company who first held his Company shares on or before that date may also make the QEF election on that return but should consult his tax advisor concerning the tax consequences and special rules that apply when a QEF election could have been made with respect to such shares for an earlier taxable year.

          A QEF election must be made by the due date, with extensions, of the federal income tax return for the taxable year for which the election is to apply. Under Treasury regulations, a QEF election is made on IRS Form 8621, which must be completed and attached to a timely filed federal income tax return in which the shareholder reports his QEF inclusion for the taxable year to which the election applies. In order to allow U.S. shareholders to make QEF elections and to comply with the applicable annual reporting requirements, the Company annually provides them a “PFIC Annual Information Statement” containing certain information required by Treasury regulations.

          In early 2013, the Company will send to U.S. shareholders the PFIC Annual Information Statement for its 2012 taxable year. Such annual information statement may be used for purposes of completing Form 8621. A shareholder who either is subject to a prior QEF election or is making a QEF election for

* For example, the Company paid annual dividends (restated for the 3-for-1 stock split in May 2010) of $0.36, $0.34, and $0.46 per share during 2011, 2010, and 2009, respectively, an average per year of $0.39 per share. Accordingly, any dividends paid during 2012 in excess of $0.4833 per share (125% of $0.39) would be treated as an excess distribution for that year. (All amounts in U.S. currency.)

** Because the Company is a PFIC, dividends it pays will not qualify for the 15% maximum U.S. federal income tax rate on “qualified dividend income” that individuals receive and instead will be taxed at rates up to 35%.

the first time must attach a completed Form 8621 to his federal income tax return each year. Other U.S. shareholders also must attach completed Forms 8621 to their federal income tax returns each year, but shareholders not electing QEF treatment will not need to report QEF inclusions thereon.

          The Internal Revenue Code was amended in 2010 by the addition of a new subsection that requires U.S. shareholders of a PFIC to file an annual report containing information the IRS requires. The Department of the Treasury and the IRS have announced that they intend to issue regulations under the new subsection and that the IRS intends to release a revised Form 8621 modified to reflect the requirements thereof. They went on to state that, pending the release of the revised form, the new reporting requirement is suspended for PFIC shareholders who or that are not otherwise required to file Form 8621 as provided in the current instructions to the form. PFIC shareholders with Form 8621 reporting obligations as provided in those instructions (e.g., upon disposition of stock of a PFIC or with respect to a QEF) must continue to file the current Form 8621 with a return filed before the release of the revised Form 8621.

          Special rules apply to U.S. persons who hold Company shares through intermediate entities or persons and to U.S. shareholders who directly or indirectly pledge their shares, including those in a margin account.

          Ordinarily, the tax basis that is obtained by a transferee of property on the property owner’s death is adjusted to the property’s fair market value on the date of death (or alternate valuation date). If a U.S. shareholder dies owning Company shares with respect to which he did not elect QEF treatment (or elected such treatment after the first taxable year in which he owned shares in which the Company was a PFIC and did not elect to recognize gain, as described above), the transferee of those shares will not be entitled to adjust the tax basis in such shares to their fair market value on the date of death (or alternate valuation date). In that case, in general, the transferee of such shares will take a basis in the shares equal to the shareholder’s basis therein immediately before his death. If a U.S. shareholder dies owning Company shares for which a valid QEF election was in effect for all taxable years in such shareholder’s holding period during which the Company was a PFIC (or the shareholder made a “deemed sale election”), then the basis increase generally will be available.

          For further information, shareholders are encouraged to visit the IRS website at www.irs.gov.

Dividend reinvestment and stock purchase plan

          Computershare Trust Company, N.A. (“Computershare”) has been authorized by the Company to offer and administer the Computershare Investment Plan, a direct stock purchase and dividend reinvestment plan (“CIP”) to shareholders as well as new investors or non-shareholders. Shareholders and new investors may elect to participate in the CIP by signing an enrollment form or by going to www.computershare.com/investor and following the instructions. New investors or non shareholders must include a minimum initial investment of at least $500. Computershare as agent will apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) that become payable to such participant on the Company’s shares (including shares registered in his or her name and shares accumulated under the CIP) and (ii) any optional cash purchases ($50 minimum, subject to an annual maximum of $250,000) received from such participant.

          For the purpose of making purchases, Computershare will commingle each participant’s funds with those of all other participants in the CIP. The price per share of shares purchased for each participant’s account shall be the weighted average price of all shares purchased in the open market with the net funds available from a cash dividend and any voluntary cash purchases being invested. Any stock dividends or split shares distributed on shares held in the CIP will be credited to the participant’s account.

          A one-time $10 enrollment fee to establish a new account for a new investor or non-shareholder will be deducted from the purchase amount. For each participant, each dividend reinvestment will entail a transaction fee of 5% of the amount reinvested, up to a maximum of $3.00 plus $0.03 per share purchased. Each optional cash purchase by check or one-time online bank debit will entail a transaction fee of $5 plus $0.03 per share purchased. If a participant has funds automatically deducted monthly from his or her savings or checking account, for each debit the transaction fee is $2.50 plus $0.03 per share purchased. Fees will be deducted from the purchase amount. Each batch order sale will entail a transaction fee of $15 plus $0.12 per share sold. Each market order sale will entail a transaction fee of $25 plus $0.12 per share sold. Fees are deducted from the proceeds derived from the sale. All per share fees include any brokerage commissions Computershare is required to pay. Additional fees are charged by Computer share for specific shareholder requests such as copies of account statements for prior years ($10 per year requested) and a returned check and ACH reject fee of $25.

          Participation in the CIP may be terminated by a participant at any time by written, telephone or Internet instructions to Computershare. Upon termination, a participant will receive a certificate for the whole number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares. Dividends reinvested by a shareholder under the CIP will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See “Certain tax information for U.S. shareholders” for more information regarding tax consequences of an investment in shares of the Company, including the effect of the Company’s status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

          To participate in the CIP, shareholders may not hold their shares in a “street name” brokerage account.

          Additional information regarding the CIP may be obtained from Computershare, P.O. Box 43078, Providence, RI 02940-3078. Information may also be obtained on the Internet at www.computershare.com/investor or by calling Computer -share’s Telephone Response Center at (781) 575-2879 between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

Privacy notice

          The Company is committed to protecting the financial privacy of its shareholders.

          We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders’ share accounts, to process transactions, to comply with shareholders’ requests of legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder’s name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company’s shareholders and former shareholders.

          We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company employees, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders’ accounts. The Company also maintains physical, electronic and procedural safeguards to protect the confidentiality of nonpublic personal information.

Results of proposals presented at the annual general meeting of shareholders

          The following votes were cast at the Annual General Meeting of Shareholders held on March 15, 2012:

Election of Directors
		For	Against	Abstain

David Christensen		14,288,889	3,031,339	151,137
Phillip Goldstein		16,985,510	313,593	172,262
Michael Mead		17,066,775	260,394	144,197
Andrew Pegge		16,996,270	324,555	150,540
Robert Pilkington		14,309,208	3,016,195	145,962

Appointment of Independent Registered Public Accounting Firm

		For	Against	Abstain

Tait, Weller & Baker LLP		17,274,277	84,512	112,576

Increase authorized shares and share capital

	For	Against	Abstain	Broker Non-Votes

	13,669,979	3,645,431	155,955	0

Repurchase shares to be held as treasury shares

	For	Against	Abstain	Broker Non-Votes

	14,078,546	3,246,514	146,305	0

Proxy voting

          The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the twelve month period ended June 30, 2011 are available on the Company’s website at www.asaltd.com and on the SEC’s website at www.sec.gov. A written copy of the Company’s policies and procedures is available without charge, upon request, by calling (800) 432-3378.

Form N-Q

          The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Company’s Forms N-Q also may be reviewed and copied at the Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings on Form N-Q also is included in the Company’s financial statements for the first and third quarters of each fiscal year which are available on the Company’s website at www.asaltd.com.

Common shares repurchased

          Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Company is authorized to purchase its common shares in the open market if the discount to net asset value exceeds a certain threshold as determined by the Board of Directors from time to time. The Company may purchase its common shares in such amounts and at such prices as the Company may deem advisable. There can be no assurance that such action will reduce the discount. During the fiscal year ended November 30, 2011, the Company repurchased and subsequently cancelled 150,095 of its own shares at a cost of $4.6 million. The Company had 19,289,905 shares outstanding on May 31, 2012. There were no repurchases during the six months ended May 31, 2012.

Board of Directors and Officers
of ASA Gold and Precious
Metals Limited

Directors are elected at each annual general meeting of shareholders to serve until the next annual general meeting. For the purposes of his position as a Director and Officer of the Company, the address of each director and officer is c/o ASA Gold and Precious Metals Limited, 400 S. El Camino Real, Suite 710, San Mateo, CA 94402.

Interested Director*

David Christensen (50)
Position held with the Company: President, and Chief Executive Officer since February 2009; Vice President-Investments from May 2007 to February 2009; Director since 2008; and Chief Investment Officer since May 2010
Other principal occupations during past 5 years: Vice President, Corporate Development for Gabriel Resources Ltd. from 2006 to 2008 and independent financial consultant from 2003 to 2006. Other Directorships held by Director: Director of Denver Gold Group (non-profit industry association)

Independent Directors
Michael Mead (60)
Position held with the Company: Chairman (non-executive) since 2011; Director since 2010
Principal occupation during past 5 years: Held investment research and portfolio management positions from 1997 to his retirement in 2008, (Director—Global Equities from 2004 to 2008) with the Howard Hughes Medical Institute Investment Department which manages the Institute’s endowment.

Phillip Goldstein (67)
Position held with the Company: Director since 2008
Principal occupations during past 5 years: Self-employed investment advisor since 1992; principal of the general partner of six private investment partnerships in the Bulldog Investors group of funds. Other Directorships held by Director: Director of Brantley Capital Corporation, Mexico Equity and Income Fund, Korea Equity Fund, and Special Opportunities Fund, Inc.

Andrew Pegge (49)
Position held with the Company: Deputy Chairman (non-executive) since February 2009; Director since 2008
Principal occupations during past 5 years: Director and Chief Executive Officer of Laxey Partners Limited (global active value fund manager) since 1999.

Robert Pilkington (67)
Position held with the Company: Director since 2004 (ASA Limited South Africa from 1979 to 2005)
Principal occupations during past 5 years: Investment banker. Senior Adviser since November 2011 and prior thereto was Managing Director of UBS Securities LLC.
Other Directorships held by Director: Director of Avocet Mining PLC (gold mining company)

Other Officers
Rodney Yee (51)
Position held with the Company: Chief Operating Officer, Chief Financial Officer, and Treasurer since September 2010
Other principal occupations during past 5 years: Chief Operating Officer and Chief Compliance Officer for California Investment Trust and affiliated companies from 2005 to 2010.

Paul Wustrack, Jr. (69)**
Position held with the Company: Chief Compliance Officer and Secretary since June 2012
Principal occupations during past 5 years: Secretary and Chief Compliance Officer of the Company from 2004 to 2010, and served as Assistant Secretary from 2002 to 2004.

*	By reason of being an Officer of the Company
**	Paul Wustrack, Jr. replaced Steven Schantz on June 29, 2012 as Chief Compliance Officer and Secretary of the Company.

Executive Office	Semi-Annual Report May 31, 2012
400 S. El Camino Real, Suite 710
San Mateo, CA 94402 U.S.A.
(800) 432-3378

Registered Office
Canon’s Court
22 Victoria Street
Hamilton HM 12, Bermuda

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP, Philadelphia, PA, U.S.A.

Counsel
Appleby, Hamilton, Bermuda
K&L Gates LLP, Washington, DC, U.S.A.

Custodian
JPMorgan Chase Bank, N.A.
New York, NY, U.S.A.

Fund Accountants
Kaufman Rossin Fund Services, LLC
Miami, FL, U.S.A.

Shareholder Services
ASA Gold and Precious Metals Limited
400 S. El Camino Real, Suite 710
San Mateo, CA 94402 U.S.A.
(800) 432-3378

Transfer Agent
Computershare Trust Company, N.A.
525 Washington Boulevard, Jersey City, NJ 07310, U.S.A.

Website: www.asaltd.com

The Semi-annual and Annual Reports of the Company and the latest valuation of net assets per share may be viewed on the Company’s website or may be requested from the Executive Office (800-432-3378). Shareholders are reminded to notify Computershare of any change of address.

A Closed-end Fund Specializing in Gold and Other Precious Metals Investments

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable

(b) Not applicable

Item 9.	Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under Securities Exchange Act of 1934 (the “Exchange Act”), of any common shares of the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

                    There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant provided disclosure in response to Item 22(b)(15) of Schedule 14A in its proxy statement dated January 25, 2012.

Item 11.	Controls and Procedures

(a)

The President and Chief Executive Officer and the Chief Financial Officer and Treasurer, in their capacities as principal executive officer and principal financial officer of the registrant, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Not applicable.

	(2)	The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

	(3)	Not applicable.

(b)

The certifications required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached hereto. These certifications are not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASA Gold and Precious Metals

Date: July 31, 2012	By:	/s/ David Christensen
David Christensen
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Date: July 31, 2012	By:	/s/ David Christensen
David Christensen
President and Chief Executive Officer
(Principal Executive Officer)

Date: July 31, 2012	By:	/s/ Rodney Yee
Rodney Yee
Chief Financial Officer and Treasurer